UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2004

Entrada Networks, Inc.

(Exact name of registrant as specified in its charter)

000-26952

(Commission File Number)

Delaware	33-0676350
(State or other jurisdiction	(I.R.S. employer
of incorporation or organization)	Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, CA 92121

(Address of principal executive offices, with zip code)

(858) 597-1102

(Registrant's telephone number, including area code)

ITEM 2 Acquisition and Disposition of Assets

    This amended 8-K/A is being filed to correct an error on the pro forma financial statements.

    On May 14, 2004, Torrey Pines Networks, the Company’s subsidiary, acquired Microtek Systems, Inc. (Microtek), a leading provider of security, digital imaging, information infrastructures and storage solutions. Microtek was privately held and is based in Milwaukee, Wisconsin. Under the terms of this acquisition, we acquired all of the issued capital stock of Microtek for $750,000 in cash, $150,000 in promissory notes, 1,302,083 shares of our common stock and other consideration.

Microtek is built on core competencies of engineering strength, proprietary software and service quality to offer highly specialized services in consulting, assessment, and solutions to challenges in security, digital imaging, storage, and information infrastructures. It has an installed customer base across financial, healthcare and insurance sectors, particularly among clients in the mid-west. Microtek showed revenues of approximately $3.3 million for the twelve months ended December 31, 2003. It is headquartered in Milwaukee, Wisconsin and currently has seventeen employees.

ITEM 7. Financial Statements and Exhibits.

(a) Pro forma Financial Information.
(b) Financial statements of Microtek
    (1) Quarterly statements for the quarter ended March 31, 2004
    (2) Annual statements for the annual periods ended December 31, 2003 and 2002

(a) Pro forma Financial Information.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Entrada Networks, Inc., a Delaware corporation (Entrada) filed in our annual report on form 10-K for the year ended January 31, 2004.

The following unaudited pro forma consolidated financial statements are based upon the respective historical financial statements and notes thereto of both Entrada and Microtek. The following Pro Forma Consolidated Statement of Operations for the three months ended April 30, 2004 and year ended January 31, 2004, respectively, present unaudited pro forma operating results for Entrada as if the purchase of Microtek had occurred as of the beginning of the periods presented. The following Pro Forma Consolidated Balance Sheet presents the unaudited pro forma financial condition of Entrada as if the purchase had occurred as of April 30, 2004. The unaudited pro forma adjustments are described in the accompanying notes. The carrying values of Microtek’s net assets are equal to their fair values for purposes of these unaudited pro forma financial statements, unless indicated otherwise in the accompanying notes.

The unaudited pro forma financial information presented does not consider any future events, which may occur after the purchase. The unaudited pro forma financial information presented does not attempt to quantify any operating expense synergies or cost reductions of the consolidated operations of Entrada, its subsidiaries and Microtek that may or may not be realized after the purchase. The unaudited pro forma financial information does not consider the incremental expense, capital or conversion costs, which may be incurred as a result of the acquisition.

THE UNAUDITED PRO FORMA FINANCIAL INFORMATION IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF THE OPERATING RESULTS OR FINANCIAL POSITION THAT WOULD HAVE OCCURRED HAD THE ACQUISITION BEEN CONSUMMATED AT THE DATES INDICATED, NOR IS IT NECESSARILY INDICATIVE OF FUTURE OPERATING RESULTS OR FINANCIAL POSITION OF THE CONSOLIDATED COMPANIES FOLLOWING THE ACQUISITION.

2

ENTRADA NETWORKS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.   ACCOUNTING PERIODS - The Company has prepared the accompanying audited financial data of Entrada as of January 31, 2004, and the unaudited financial data as of April 30, 2004 and the accompanying audited financial data of Microtek as of December 31 2003, and the unaudited financial data as of March 31, 2004, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.

B.   PRO FORMA ADJUSTMENTS - Pro Forma Condensed Consolidated Financial Statements as of April 30, 2004 and January 31, 2004.

3

ENTRADA NETWORKS, INC.
AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEETS
(In Thousands)
	Entrada	Microtek
	April 30, 2004	March 31, 2004	Adjustments	Pro Forma

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$178	$268	$-	$446
Accounts receivable, net	287	607		894
Inventory, net	2,251	28		2,279
Prepaid expenses and other current assets	269	337		606

TOTAL CURRENT ASSETS	2,985	1,240		4,225
PROPERTY AND EQUIPMENT, NET	505	210		715
OTHER ASSETS
Deposits	43			43
Intangible assets			735(4)	735

TOTAL OTHER ASSETS	43	-	735	778
TOTAL ASSETS	$3,533	$1,450	$735	$5,718

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Short-term debt
Bank	$123	$12	$-	$135
Other	457		(274)(3)	1,083
			900(3)

Total Short Term Debt	580	12	626	1,218
Accounts payable	210	368		578
Other current and accrued liabilities	600	703		1,303

TOTAL LIABILITIES	1,390	1,083	626	3,099
STOCKHOLDERS' EQUITY
Common stock, $.001 par value; 50,000 shares authorized; 13,901
shares issued and outstanding at January 31, 2004;	13		1(1)	14
Treasury Stock	(102)			(102)
Additional paid-in capital	52,057	73	249(1)	52,671
			(73) (2)
			365(3)
Accumulated deficit	(49,825)	294	(294)(2)	(49,964)
			(139)(5)

TOTAL STOCKHOLDERS' EQUITY	2,143	367	109	2,619
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,533	$1,450	$747	$5,718

(1) Recognizes $250 or 1,302,083 shares of Entrada stock issued under the terms of the Stock Purchase Agreement dated May 14, 2004.

(2) Adjustment to Microtek equity to recognize the net book value for the purchase accounting of Microtek.

(3) Adjustment to record $900 in loans of which $750 of the $1 million bridge loan at 24% per annum due January 29, 2005, the proceeds of which were used to fund the cash component of the purchase price and the $150 loan due in four equal installments of principal, together with interest on the unpaid balance at the rate of 6%, on November 14, 2004, and May 14, 2005, November 14, 2005 and May 14, 2006 and to record $365 of the relative fair value for the 5,000,000 bridge loan warrants attached to the bridge loan determinded using the Black-Scholes model .  The Company anticipates retiring the bridge loan with the proceeds from the sale of the Company’s stock upon the effectiveness of a Registration Statement on Form SB-2/A filed on June 1, 2004.

(4) The Microtek acquisition has been accounted for under the purchase method pursuant to the provisions of Statement of Financial Accounting Standards No. 141, Business Combinations. Accordingly, the identifiable net tangible assets acquired and liabilities assumed were recognized at their estimated fair values as of the date of the combination. The pro forma adjustments herein are based on management’s preliminary estimates of fair value. The final allocation of the purchase price, when completed, may differ materially from the preliminary purchase price allocation herein. The Company has recorded the excess of the purchase price of $1.2 million over the fair value of the assets purchased of $1.5 million and liabilities assumed of  $1.1 million as an intangible asset.

(5) Pro forma adjustment for interest expense for the $900 in notes issued in connection with the purchase.

4

Quarter and Annual Income Statement Pro forma

ENTRADA NETWORKS, INC.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE QUARTER ENDED APRIL 30, 2004
(In Thousands, except per share amounts)	Entrada	Microtek
	Quarter Ended April 30	Quarter Ended March 31	Adjustments	Proforma

	2004	2004

NET REVENUES
PRODUCT	$205	$744	$-	$949
SERVICES	175	353		528

TOTAL NET REVENUES	380	1,097		1,477
COST OF REVENUE
PRODUCT	272	378		650
SERVICES	66	190		256

TOTAL COST OF REVENUE	338	568		906

GROSS PROFIT	42	529		571

OPERATING EXPENSES
Selling and marketing	78	89		167
Engineering, research and development	240	-		240
General and administrative	403	315		718
TOTAL OPERATING EXPENSES	721	404		1,125

INCOME (LOSS) FROM OPERATIONS	(679)	125		(554)

OTHER CHARGES/ INCOME
Interest expense, net	(59)	-	(139)(2)	(198)
Other income	-	2		2

TOTAL OTHER CHARGES/ INCOME	(59)	2	(139)	(196)

NET INCOME (LOSS)	$(738)	$127	(139)	$(750)

INCOME (LOSS) PER COMMON SHARE :
BASIC AND DILUTED
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	13,901		1,302(1)	15,203
NET INCOME (LOSS) PER COMMON SHARE:
BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.05)	$-	$-	$(0.05)

(1) Shares issued per the Microtek Stock Purchase Agreement dated May 14, 2004

(2) Pro forma adjustment for interest  expense for the $900 in notes issued in connection with the purchase.

5

ENTRADA NETWORKS, INC.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JANUARY 31, 2004
(In Thousands, except per share amounts)	Entrada	Microtek
	Year Ended January 31	Year Ended December 31	Adjustments	Pro forma

	2004	2003
NET REVENUES
PRODUCT	$5,224	$2,927	$-	$8,151
SERVICES	997	587		1,584

TOTAL NET REVENUES	6,221	3,514		9,545
COST OF REVENUE
PRODUCT	4,532	1,743		6,275
SERVICES	326	237		563

TOTAL COST OF REVENUE	4,858	1,980		6,648

GROSS PROFIT	1,363	1,534		2,897

OPERATING EXPENSES
Selling and marketing	456	296		752
Engineering, research and development	1,150	-		1,150
General and administrative	1,457	1,276		2,733
Other operating expenses	341	-		341

TOTAL OPERATING EXPENSES	3,404	1,572		4,976

LOSS FROM OPERATIONS	(2,041)	(38)		(2,079)

OTHER CHARGES/ INCOME
Interest expense, net	(14)	-	(554)(2)	(568)
Other income	71	2		73

TOTAL OTHER CHARGES/ INCOME	57	2	(554)	(495)

NET LOSS	$(1,984)	$(36)	$(554)	$(2,574)

LOSS PER COMMON SHARE :
BASIC AND DILUTED
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	13,528		1,302(1)	14,830
NET LOSS PER COMMON SHARE:
BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.15)	$-	$-	$(0.17)

(1)   Shares issued per the Microtek Stock Purchase Agreement dated May 14, 2004
(2) Pro forma adjustment for interest  expense for the $900 in notes issued in connection with the purchase.

6

(b)   Microtek Systems, Inc. Financial Statements
  (1) Quarterly Financial Statements

7

Microtek Systems, Inc. Financial statements

Microtek Systems, Inc.
BALANCE SHEETS
(In Thousands)	March 31,	December 31,
	2004	2003

Assets	Unaudited	Audited
Current assets
Cash and cash equivalents (Note 1)	$268	$274
Accounts receivable, less allowance for
doubtful accounts of $40	604	599
Other receivables	3	3
Inventory	28	7
Prepaid costs and expenses	337	395

Total current assets	1,240	1,278
Property, plant and equipment
Computer equipment and software	368	359
Furniture and fixtures	100	99
Automobiles	35	35

Total Property, plant and equipment	503	493
Less accumulated depreciation	293	284

Net property and equipment	210	209

Total assets	$1,450	$1,487

Liabilities and Stockholders' Equity
Current liabilities
Note payable, current portion (Note 2)	2	3
Accounts payable	368	330
Accrued expenses	49	50
Deferred revenue	654	854
Total current liabilities	1,073	1,237

Long-term note payable (Note 2)	10	10
Commitments and contingencies (Notes 3)	-	-
Stockholders' equity
Common stock	73	73
Retained earnings	294	167
	367	240

Total stockholders' equity	367	240

Total liabilities and stockholders' equity	$1,450	$1,487

See accompanying summary of accounting policies and notes to financial statements.

8

Microtek Systems, Inc.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2004
(In Thousands, except per share amounts)
Quarter Ended March 31, 2004

NET REVENUES
PRODUCT	$744
SERVICES	353

TOTAL NET REVENUES	1,097
COST OF REVENUE
PRODUCT	378
SERVICES	190

TOTAL COST OF REVENUE	568
GROSS PROFIT	529

OPERATING EXPENSES
Selling and marketing	89
General and administrative	315
TOTAL OPERATING EXPENSES	404

INCOME FROM OPERATIONS	125

OTHER CHARGES
Interest expense, net	-
Other income	2
TOTAL OTHER CHARGES	2

NET INCOME	$127

9

Microtek Financial Statements
STATEMENT OF CASH FLOW
FOR THE QUARTER ENDED MARCH 31, 2004
(In Thousands)	QUARTER ENDED MARCH 31,
2004

Cash flows from operating activities
Net income	$127
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation	9
Changes in current assets and liabilities:
Accounts receivable	(5)
Other receivables	-
Inventory	(21)
Prepaid costs and expenses	58
Account payable	38
Accrued expenses	(1)
Deferred revenue	(200)

Net cash provided by operating activities	5

Cash flows from investing activities
Purchase of property, plant and equipment	(10)

Net cash used in investing activities	(10)

Cash flows from financing activities
Note payable	(1)

Net cash used in financing activities	(1)

Net decrease in cash	(6)
Cash and cash equivalents, beginning of quarter	274

Cash and cash equivalents, end of quarter	$268

See accompanying summary of accounting policies and notes to financial statements.

10

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands)

SUMMARY OF ACCOUNTING POLICIES

Nature of Business
Microtek Systems, Inc. (MSI) is a solutions provider, which includes reselling computer hardware, software and maintenance contracts. In addition, MSI provides technical services and support for the systems MSI installs. Focus is on paper intensive industries (such as insurance) with MSI Document Imaging and Management products. Security products and services are sold to all industries, with a majority of this currently being financial institutions. As computer infrastructure becomes more pervasive, the market is also demanding solutions for system storage and backup.

Method of Accounting	The financial statements are prepared on the accrual basis of accounting.

Cash and Cash Equivalents	Cash equivalents represent funds in certificate of deposit accounts with maturities of less than one year.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are uncollateralized customer obligations due under normal trade terms. MSI performs continuing credit evaluations of their customers’ financial condition.

Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. MSI includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in their overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based upon information available to MSI, management believes the allowance for doubtful accounts as of March 31, 2004 to be adequate.

Inventory	Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (“FIFO”) method.

Prepaid Costs
Prepaid costs represent MSI’s unexpired portion of maintenance fees. These fees are amortized ratably over the term of the maintenance period, which is typically 12 months. Prepaid costs and expenses on the Balance Sheet include approximately $299 of  unexpired maintenance fees at March 31, 2004.

Property and Equipment	Property and equipment are recorded at cost. Depreciation is charged against results of operations utilizing the straight-line method over the following estimated service lives of the related assets.

Classifications	Estimated Useful Lives

Computer equipment and software	5-10 years
Furniture and fixtures	5-10 years
Automobiles	5-10 years

11

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands)

Revenue Recognition and Deferred Revenue
Revenue from product sales and related training services is recognized upon customer acceptance and delivery of the product and as the training services are performed provided that no significant contractual obligations remain. Revenues also include separate maintenance fees whereby MSI provides ongoing customer support and product upgrades. Such fees are reflected as deferred revenue and amortized ratably over the term of the maintenance period, which is typically 12 months. Deferred revenue represents training and consulting services not yet performed and the unexpired portion of maintenance fees.

Shipping and Handling Costs	Shipping and handling costs are included in Cost of Revenues.

Income Taxes
Before its acquisition, MSI had elected to be taxed as an S-Corporation under the provisions of the Internal Revenue Code and certain state statutes. Under those provisions, MSI does not pay federal and state corporate income taxes on its taxable income. Instead, the stockholders are liable for federal and state income taxes on their respective shares of taxable income on their individual income tax returns.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising	Advertising costs are expensed as incurred. Advertising costs of $3 were expensed during the first quarter ended March 31, 2004.

12

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands)

NOTES TO  MICROTEK FINANCIAL STATEMENTS

1.	Concentration of Credit Risk
At March 31, 2004, MSI’s cash in banks exceeded the federally insured limit by approximately $156.

MSI had revenues from 2 major customers of 16.29% and 19.01% for the quarter ended March 31, 2004.
For accounts receivable,  2 customers for the quarter ended March 31, 2004 accounted for 13.57% and 16.71%

2.	Long-Term Debt
MSI has a note payable to a bank, payable in monthly installments of principal and interest of approximately $1, bearing interest at 7% and due in full on January 23, 2005. The note is secured by an automobile of MSI. Maturities of long-term debt are as follows: 2004 - $3; 2005 - $3; 2006 - $3; 2007 - $4.

13

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands)

3.	Employee Profit Sharing Plan
MSI has a 401(k) plan for all eligible employees. MSI may elect annually to make a discretionary match. MSI contributed approximately $3 to the plan in matching contributions in the first quarter ended March 31, 2004.

4	Subsequent Event
On May 14, 2004, the shareholders of Microtek, Inc, sold 100% of their shares to Torrey Pines Networks, Inc. a subsidiary of Entrada Networks, Inc for approximately $1.2 million in Entrada Networks stock, notes, cash, and other consideration.

14

      (2) Annual Financial Statements

Independent Auditors' Report	F2
Financial Statements
Balance Sheets	F3
Statement of Operations	F4
Statement of Stockholders Equity	F5
Statement of Cash Flows	F6
Summary of Accounting Policies	F7
Notes to Financial statements	F10

F1

Independent Auditors’ Report

Microtek Systems, Inc.
Milwaukee, Wisconsin

We have audited the accompanying balance sheets of Microtek Systems, Inc. as of December 31, 2003 and 2002, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Microtek Systems, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

BDO Seidman, LLP
Milwaukee, Wisconsin
July 12, 2004

F2

Microtek Systems, Inc. Financial statements

Microtek Systems, Inc.
BALANCE SHEETS	December 31,
(In Thousands)	2003	2002

Assets	Audited	Audited
Current assets
Cash and cash equivalents (Note 1)	$274	$224
Accounts receivable, less allowance for
doubtful accounts of $40	599	333
Other receivables	3	4
Inventory	7	52
Prepaid costs and expenses	395	207
Total current assets	1,278	820

Property, plant and equipment
Computer equipment and software	359	317
Furniture and fixtures	99	88
Automobiles	35	23

Total Property, plant and equipment	493	428
Less accumulated depreciation	284	236

Net property and equipment	209	192

Total assets	$1,487	$1,012

Liabilities and Stockholders' Equity
Current liabilities
Note payable, current portion (Note 2)	3	-
Accounts payable	330	212
Accrued expenses	50	33
Deferred revenue	854	455
Total current liabilities	1,237	700

Long-term note payable (Note 2)	10	-

Commitments and contingencies (Notes 3 and 4)	-	-
Stockholders' equity
Common stock	73	73
Retained earnings	167	239

Total stockholders' equity	240	312

Total liabilities and stockholders' equity	$1,487	$1,012

See accompanying summary of accounting policies and notes to financial statements.

F3

Microtek Systems, Inc.
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 and 2002
(In Thousands)	Year ended December 31,
	2003	2002

	Audited	Audited
Net revenues
Product	$2,927	$2,688
Service	587	827

Total Net Revenues	3,514	3,515
Cost of revenues
Product	1,743	1,587
Service	237	355

Total Cost of Revenues	1,980	1,942

Gross profit	1,534	1,573

Operating expenses
Marketing	296	290
General and administrative	1,276	1,167

Total operating expenses	1,572	1,457

Operating income (loss)	(38)	116

Other income (expense)
Interest income	-	1
Loss on disposal of fixed assets	-	(50)
Other income	2	7

Net other income (expense)	1	(42)

Net income (loss)	$(36)	$74

See accompanying summary of accounting policies and notes to financial statements.

F4

Microtek Systems, Inc.
STATEMENT OF RETAINED EARNINGS				Total
(In Thousands except share amounts)				Stock-
	Common Stock(1)		Retained	holders'
	Shares	Amount	Earnings	Equity

Balance, December 31, 2001	100	$73	$515	$588
Distribution to shareholder	-	-	(350)	(350)
Net income	-	-	74	74

Balance, December 31, 2002	100	73	239	312
Distribution to shareholder	-	-	(36)	(36)
Net loss	-	-	(36)	(36)

Balance, December 31, 2003	100	$73	$167	$240

(1) Common stock shares authorized 2,000, no par value.

See accompanying summary of accounting policies and notes to financial statements

F5

Microtek Systems, Inc.
STATEMENTS OF CASH FLOW
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 and 2002
(In Thousands)	Year ended December 31,
	2003	2002

Cash flows from operating activities
Net income (loss)	$(36)	$74
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Depreciation	48	48
Loss on disposal of assets	-	50
Changes in current assets and liabilities:
Accounts receivable	(266)	(69)
Other receivables	1	(4)
Inventory	46	58
Prepaid costs and expenses	(188)	(40)
Account payable	90	9
Accrued expenses	44	32
Deferred revenue	399	51
Net cash provided by operating activities	138	209

Cash flows from investing activities
Purchase of property, plant and equipment	(52)	(35)
Net cash used in investing activities	(52)	(35)

Cash flows from financing activities
Distribution to shareholder	(36)	(350)
Net cash used in financing activities	(36)	(350)

Net increase (decrease) in cash and cash equivalents	50	(176)
Cash and cash equivalents, beginning of year	224	400

Cash and cash equivalents, end of year	$274	$224

Non-cash investing and financing activities
Equipment purchase financed with notes payable	$13	$-

See accompanying summary of accounting policies and notes to financial statements.

F6

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands, except per share amounts)

SUMMARY OF ACCOUNTING POLICIES

Nature of Business
Microtek Systems, Inc. (MSI) is a solutions provider, which includes reselling computer hardware, software and maintenance contracts. In addition, MSI provides technical services and support for the systems MSI installs. Focus is on paper intensive industries (such as insurance) with MSI Document Imaging and Management products. Security products and services are sold to all industries, with a majority of this currently being financial institutions. As computer infrastructure becomes more pervasive, the market is also demanding solutions for system storage and backup.

Method of Accounting	The financial statements are prepared on the accrual basis of accounting.

Cash and Cash Equivalents	Cash equivalents represent funds in certificate of deposit accounts with maturities of less than one year.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are uncollateralized customer obligations due under normal trade terms. MSI performs continuing credit evaluations of their customers’ financial condition.

Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. MSI includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in their overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based upon information available to MSI, management believes the allowance for doubtful accounts as of December 31, 2003 to be adequate.

Inventory	Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (“FIFO”) method.

Prepaid Costs
Prepaid costs represent MSI’s unexpired portion of maintenance fees. These fees are amortized ratably over the term of the maintenance period, which is typically 12 months. Prepaid costs and expenses on the Balance Sheet include approximately $374 and $190 of prepaid costs at December 31, 2003 and 2002, respectively.

Property and Equipment	Property and equipment are recorded at cost. Depreciation is charged against results of operations utilizing the straight-line method over the following estimated service lives of the related assets.

Classifications	Estimated Useful Lives

Computer equipment and software	5-10 years
Furniture and fixtures	5-10 years
Automobiles	5-10 years

F7

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands, except per share amounts)

Revenue Recognition and Deferred Revenue
Revenue from product sales and related training services is recognized upon customer acceptance and delivery of the product and as the training services are performed provided that no significant contractual obligations remain. Revenues also include separate maintenance fees whereby MSI provides ongoing customer support and product upgrades. Such fees are reflected as deferred revenue and amortized ratably over the term of the maintenance period, which is typically 12 months. Deferred revenue represents training and consulting services not yet performed and the unexpired portion of maintenance fees.

Shipping and Handling Costs	Shipping and handling costs are included in Cost of Revenues.

Income Taxes
MSI has elected to be taxed as an S-Corporation under the provisions of the Internal Revenue Code and certain state statutes. Under those provisions, MSI does not pay federal and state corporate income taxes on its taxable income. Instead, the stockholders are liable for federal and state income taxes on their respective shares of taxable income on their individual income tax returns.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising	Advertising costs are expensed as incurred. Advertising costs of $9.9 and $14 were expensed during 2003 and 2002, respectively.

F8

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands, except per share amounts)

NOTES TO AUDITED MICROTEK FINANCIAL STATEMENTS

1.	Concentration of Credit Risk
At December 31, 2003, MSI’s cash in banks exceeded the federally insured limit by approximately $260.

MSI had sales to one major customer which approximated 10.4% in 2003 and 11.4% in 2002. The customer accounted for 28.0% of accounts receivable in 2003 and 4.0% in 2002.

2.	Long-Term Debt
MSI has a note payable to a bank, payable in monthly installments of principal and interest of approximately $1, bearing interest at 7% and due in full on January 23, 2005. The note is secured by an automobile of MSI. Maturities of long-term debt are as follows: 2004 - $3; 2005 - $3; 2006 - $3; 2007 - $4.

F9

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands, except per share amounts)

3.	Leases
MSI leases its office space under a non-cancelable operating lease, which expires in April 2006. MSI is responsible for its apportioned share of real estate taxes, utilities, common area and administrative expenses which is included in their annual base rent. Rent expense for the years ended December 31, 2003 and 2002 was approximately $67 and $69, respectively. Future minimum lease payments are approximately as follows:

Year ending December 31,

2004	$67
2005	68
2006	23
2007	-

$158

4.	Employee Profit Sharing Plan
MSI has a 401(k) plan for all eligible employees. MSI may elect annually to make a discretionary match. MSI contributed approximately $15 and $18 to the plan in matching contributions in 2003 and 2002, respectively.

5.	Subsequent Event
On May 14, 2004, the shareholders of Microtek, Inc, sold 100% of their shares to Torrey Pines Networks, Inc. a subsidiary of Entrada Networks, Inc for approximately $1.2 million in Entrada Networks stock, notes, cash, and other consideration.

MICROTEK SYSTEMS, INC. NOTES TO FINANCIAL STATEMENTS (In thousands, except per share amounts)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.
Date: August 12, 2004

/s/ Davinder Sethi

Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer